CONTACT:
Tim Trenary
Commercial Vehicle Group, Inc.
(614) 289-0418
Exhibit 99.01
For Immediate Release

COMMERCIAL VEHICLE GROUP INC. ANNOUNCES STRATEGIC REORGANIZATION INTO TWO SEGMENTS, ELECTRICAL SYSTEMS AND GLOBAL SEATING
Realignment will accelerate growth and better position the Company to capitalize on attractive industry trends

NEW ALBANY, OHIO, February 28, 2019 – Commercial Vehicle Group, Inc. (the “Company” or "CVG") (NASDAQ: CVGI) today announced a strategic reorganization of its operations into two business segments, Electrical Systems and Global Seating.

“This strategic reorganization is the next phase in better positioning CVG to accelerate growth. By changing the structure of the Company to align with product lines versus industry segments, we expect to leverage our strengths in Electrical Systems to capitalize on substantial growth opportunity driven by secular trends in the automation, digitalization and electrification of commercial vehicles and other products. At the same time, we expect our Global Seating segment to enhance its leading market share position in class 6 through 8 commercial trucks in North America and capitalize on a growing business in Asia,” commented Patrick Miller, President and Chief Executive Officer. “After our recent restructuring and cost optimization initiatives, we are a more agile and efficient company with significantly improved financial strength and flexibility. Through this new operating structure, we believe we will be better suited to allocate resources to the highest return opportunities, both organically and inorganically, to deliver increasing shareholder value.”

Electrical Systems Segment

The Electrical Systems segment will be comprised of the wire harness, interior trim, wipers, and structures businesses, which the Company believes will be strategically positioned to take advantage of the significant growth potential in the $8 billion to $10 billion wire and electrical market. Electrical wire harness content continues to increase for commercial vehicles creating inherent market growth opportunities, while the design direction of interior trim and wiper systems is migrating towards more electronic integration. The digital sophistication of these products will continue to grow and advance, and CVG will leverage its core strengths to participate in this attractive market.

Richard Tajer, who recently joined CVG to assume the role of Senior Vice President and Managing Director of the Global Wire Harness business, will drive the execution of its growth strategy in wire harness and adjacent electrical markets. Prior to joining CVG, Mr. Tajer spent 20 years with Yazaki North America, serving most recently as Executive Vice President of Electronics, Instrumentation and Components.

Dale McKillop will continue to lead the Trim, Wipers, and Structures business as Senior Vice President & Managing Director with a clear mandate to grow the business by diversifying revenue streams and the geographic footprint, integrating new technology-based content, and driving synergies with his Segment counterparts.

Global Seating Segment

Global Seating will maintain strong historical brands, differentiated product offerings, long-term customer relationships, and a scalable business model. The Company expects the segment to be better positioned to take advantage of top-line growth in attractive geographies, such as China and India, while also capturing incremental cost synergies in more developed markets.

By combining the seating operations, CVG will leverage resources and best practices in engineering, product development, and manufacturing, while eliminating redundancies and providing a global, more scalable platform for effective and efficient operations. Global Seating has high brand recognition including National Seating, Bostrom Seating and KAB Seating, and will include operations in USA, UK, Mexico, China, India, Czech Republic, Thailand, and Australia.

Doug Bowen will assume responsibility for the Global Seating segment as Senior Vice President and Managing Director. Mr. Bowen is an industry veteran and brings more than 35 years of global OE and aftermarket experience to this role. He most recently served as Senior Vice President and Managing Director for CVG’s GCAM segment, and for the past 18 months has delivered consistent positive financial results along with further positioning the business for profitable growth.

About Commercial Vehicle Group, Inc.

Commercial Vehicle Group, Inc. (through its subsidiaries) is a leading supplier of electrical wire harnesses, seating systems, and a full range of other cab related products for the global commercial vehicle markets, including the medium- and heavy-duty truck, medium-and heavy-construction vehicle, military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational markets. Information about the Company and its products is available on the internet at www.cvgrp.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xi) the Company’s ability to comply with the financial covenants in its debt facilities; (xii) fluctuation in interest rates relating to the Company’s debt facilities; (xiii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xiv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvi) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvii) changes to domestic manufacturing initiatives; and (xviii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xix) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2017. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

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